EXHIBIT 10(c)23

                    BASE SALARIES OF NAMED EXECUTIVE OFFICERS

                              GEORGIA POWER COMPANY

         Effective as of March 1, 2005, the following are the annual base salaries of the Chief Executive Officer and certain other executive officers of Georgia Power Company (the "Company").

         Michael D. Garrett                                        $532,500
            President and Chief Executive Officer
         William C. Archer, III                                    $294,790
            Executive Vice President
         Mickey A. Brown                                           $290,574
            Executive Vice President
         James H. Miller, III                                      $300,268
            Senior Vice President and General Counsel
         Christopher C. Womack                                     $292,971
            Senior Vice President

         Effective March 17, 2005, C. B. Harreld, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company, will serve as Executive Vice President of Southern Company Services, Inc. and Chief Financial Officer of The Southern Company's transmission business unit and will no longer serve as an executive officer of the Company. Mr. Harreld's annual base salary for the year ended December 31, 2004 was $271,924.